Exhibit 10.3.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		Page
				A		1 of 3
2. AMENDMENT/MODIFICATION NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0014			09/08/2005
6. ISSUED BY	CODE	00001		7. ADMINISTERED BY (If other than Item 6)	CODE
FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
        No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
✓		FAR 1.6, Authority of Contracting Officers”
E. IMPORTANT: Contractor x is not, ___ is required to sign this document and return ____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
THIS MODIFICATION EXTENDS THE PERIOD OF PERFORMANCE FOR OPTION 4 FROM SEPTEMBER 8, 2005 THROUGH JUNE 14, 2006.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Wilma Mooney

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED

			BY	/s/ Wilma Mooney	09/09/2005

(Signature of person authorized to sign)				(Signature of Contracting Officer)

Line Item	Document Number	Title	Page
Summary	CON01000016/0014	Pooling Administrator – Neustar	2 of 3

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

          No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

	Title	Document Number	Page
Address Detail	Pooling Administrator – Neustar	CON01000016/0014	3 of 3

Shipping Addresses

Code	Detail

0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.

Invoice Addresses

Code	Detail

0001	Org:	FCC /Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington DC 20554
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		Page
				A		1 of 3
2. AMENDMENT/MODIFICATION NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0013			07/27/2005
6. ISSUED BY	CODE	00001		7. ADMINISTERED BY (If other than Item 6)	CODE
FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
        No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
✓		FAR 1.6, Authority of Contracting Officers”
E. IMPORTANT: Contractor ___ is not, x is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The above numbered contract is hereby modified to exercise option year 4 to xi weeks, through Sept. 8, 2005.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Mark Oakey

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED

			BY	/s/ Mark Oakey	07/27/2005

(Signature of person authorized to sign)				(Signature of Contracting Officer)

Line Item	Document Number	Title	Page
Summary	CON01000016/0013	Pooling Administrator – Neustar	2 of 3

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

          No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

	Title	Document Number	Page
Address Detail	Pooling Administrator – Neustar	CON01000016/0013	3 of 3

Shipping Addresses

Code	Detail

0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.

Invoice Addresses

Code	Detail

0001	Org:	FCC /Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington DC 20554
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		Page
				A		1 of 3
2. AMENDMENT/MODIFICATION NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0011			06/15/2005
6. ISSUED BY	CODE	00001		7. ADMINISTERED BY (If other than Item 6)	CODE
FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
        No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
✓		FAR 1.6, Authority of Contracting Officers”
E. IMPORTANT: Contractor ___ is not, x is required to sign this document and return 2 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The above numbered contract is hereby modified to excercise 6 weeks of option year four to the contract, June 15, 2005 to July 27, 2005.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Mark Oakey

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED

BY

(Signature of person authorized to sign)				(Signature of Contracting Officer)

Line Item	Document Number	Title	Page
Summary	CON01000016/0011	Pooling Administrator – Neustar	2 of 3

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

          No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

	Title	Document Number	Page
Address Detail	Pooling Administrator – Neustar	CON01000016/0011	3 of 3

Shipping Addresses

Code	Detail

0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.

Invoice Addresses

Code	Detail

0001	Org:	FCC /Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington DC 20554
	Attn:	No Contacts Identified
	Phone:	( ) — ext
	Fax:	( ) — ext.